OPPENHEIMER MAIN STREET OPPORTUNITY FUND®

Supplement dated August 24, 2010 to the

Prospectus, Summary Prospectus and Statement of Additional Information

This supplement amends the Oppenheimer Main Street Opportunity Fund (the "Fund") prospectus (the "Prospectus"), summary prospectus (the "Summary Prospectus") and Statement of Additional Information (the "SAI"), each dated November 27, 2009, and is in addition to the supplement dated December 29, 2009 to the SAI.

Effective as of November 1, 2010:

1. The Fund will change its name to "Oppenheimer Main Street Select Fund.™"

2. The number of issuers held by the Fund will be reduced from approximately 65 companies to 35 or fewer names, on average. This change will result in a higher percentage of the Fund's assets being invested in a smaller group of holdings and could potentially increase the volatility of the Fund. Currently, the Fund may buy securities issued by companies of any size or market capitalization range, including small-, mid-, and large-cap companies. The Fund's new strategy will focus mainly on large capitalization U.S. companies (although it may invest in companies of any market capitalization and may invest in foreign issuers, including issuers in developing market countries). The Fund will continue to maintain a diversified portfolio across major economic sectors by applying investment parameters for both sector and position size. The portfolio managers will continue to combine fundamental research and quantitative analysis to select companies for the Fund's portfolio, primarily by bottom-up fundamental stock selection.

3. The first full paragraph on the cover page of the Prospectus will be deleted in its entirety and replaced by the following:

Oppenheimer Main Street Select Fund is a mutual fund that seeks long-term capital appreciation. It invests primarily in common stocks of select companies.

4. The section titled "Principal Investment Strategies" in the Summary Prospectus and the Prospectus will be deleted in its entirety and replaced by the following:

Principal Investment Strategies. The Fund invests primarily in common stock of a select group of U.S. companies. It mainly focuses on "larger capitalization" issuers, which it considers to be companies within the market capitalization range of the Russell 1000® Index. However it may invest in companies of any market capitalization and may invest in foreign issuers, including issuers in developing market countries. The portfolio managers use fundamental research and quantitative models. While the process may change over time or vary in particular cases, in general the selection process currently uses:

•	Fundamental analysis of issuers regarding factors such as financial performance, position in their industry, the strength of their business model and their management;

•	Consideration of market and industry trends and general economic conditions; and

•

Quantitative models to rank securities within each sector to identify potential buy and sell candidates for further research. A number of company-specific factors are analyzed in constructing the models, including valuation, price momentum and company fundamentals.

The Fund's portfolio will generally be invested in 35 or fewer issuers. It is constructed and regularly monitored based upon several analytical tools, including quantitative investment models and it includes both growth and value stocks. The Fund aims to maintain a diversified portfolio across major economic sectors by applying investment parameters for both sector and position size. The portfolio managers may sell a security if: the stock price is approaching its target, there has been a deterioration in the company's competitive position or poor execution by the company 's management, or if more attractive alternative investment ideas have been identified.

5. The section titled "Principal Risks," in the Prospectus and the Summary Prospectus will be deleted in its entirety and replaced by the following:

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or from poor security selection, which could cause the Fund to underperform other funds with similar investment objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

Main Risks of Investing in Stock. The value of the Fund's portfolio may be affected by changes in the stock markets. Stock markets may experience great short-term volatility and may fall sharply at times. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual stocks generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company's stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company's sector or industry, or changes in government regulations affecting the company or its industry.

Main Risks of Focused Investing. Although the Fund is a diversified fund, it normally focuses its investments in a relatively small number of issuers, which may make the value of its shares more volatile than if it invested more widely. At times, the Fund may hold a significant portion of its assets in companies in a particular industry or market sector. As a result, events (such as changes in economic conditions, government regulations, market declines, or the availability of basic resources or supplies) that affect that particular industry or sector more than others may have a greater effect on the Fund's performance. It might also be more difficult for the Fund to sell portfolio securities at a price it considers appropriate if it holds larger blocks of stock because it invests in fewer issuers.

Main Risks of Foreign Investing. Foreign securities are subject to special risks. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company's operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those securities. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company's assets, or other political and economic factors. These risks may be greater for investments in developing or emerging market countries.

Who Is the Fund Designed For? The Fund is designed primarily for investors seeking capital appreciation over the long term. Those investors should be willing to assume the risks of short-term share price fluctuations that are typical for a fund that focuses on the common stock of a select group of companies. The Fund is not designed for investors needing current income. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

6. The S&P 500® Index will be added to the Fund's performance comparisons and will replace the Russell 3000® Index after one year.

7. The SAI will be revised to reflect the changes to the Fund's investment strategies described above. There are no changes proposed to any fundamental investment policies of the Fund.

August 24, 2010     PS0731.022